United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2024

FORTUNE RISE ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40990	86-1850747
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13575 58th Street North, Suite 200 Clearwater, Florida	33760
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 727-440-4603

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	FRLAU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	FRLA	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FRLAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 4, 2024, Fortune Rise Acquisition Corporation (the “Company” or “FRLA”) received a notice from the staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that because the Company had not completed an initial business combination within 36 months of the effective date of its registration statement in connection with its initial public offering, it was not in compliance with Nasdaq IM 5101-2, and was therefore subject to delisting. The Company has until November 11, 2024 to request a hearing before the Nasdaq Hearings Panel (the “Panel”), but will not request a hearing before the Panel and intends to trade on the over the counter (OTC) market. The Company recently secured stockholder approval to extend its life by up to six months, to May 5, 2025. Trading in the Company’s securities on Nasdaq will be suspended at the opening of business on November 11, 2024, and trading of the Company’s securities on the OTC market is expected to commence shortly thereafter. The delisting and commencement of trading on OTC does not affect the Company’s previously announced business combination agreement with Water on Demand, Inc., as both parties continue to work to effectuate the completion of the transaction. The combined company intends to apply for up-listing on the Nasdaq Stock Market in connection with the completion of the business combination.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of these words or similar expressions (or the negative versions of such words or expressions), as they relate to FRLA or its management team, are intended to identify forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including FRLA’s ability to successfully complete the business combination and FRLA’s ability to up-list on Nasdaq in connection with the completion of the business combination. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, FRLA’s management. Forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of FRLA, including those set forth in the “Risk Factors” section of FRLA’s final prospectus for its initial public offering filed with the SEC on November 3, 2021, and other documents of FRLA filed, or to be filed, with the Securities and Exchange Commission, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. All subsequent written or oral forward-looking statements attributable to FRLA or persons acting on its behalf are qualified in their entirety by this paragraph. FRLA undertakes no obligation to update or revise any forward-looking statements for revisions or changes after the date of this Current Report on Form 8-K, except as required by law.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the special meeting of stockholders held on November 4, 2024 (the “Special Meeting”), the Company filed an amendment to its amended and restated certificate of incorporation (the “Charter”) with the Delaware Secretary of State on November 4, 2024 (the “Charter Amendment”), to extend the date by which the Company has to consummate a business combination for up to an additional six months, from November 5, 2024 (the “Termination Date”) to up to May 5, 2025, by electing to extend the date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time after the Termination Date, until May 5, 2024 or a total of up to six months after the Termination Date, or such earlier date as determined by the Company’s board of directors, unless the closing of the Company’s initial business combination shall have occurred (the “Extension,” and such later date, the “Extended Date”), provided that Fortune Rise Sponsor LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”) an aggregate amount equal to $0.06 multiplied by the number of public shares of the Company that are not redeemed, for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

2

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On November 4, 2024, the Company held the Special Meeting. On September 6, 2024, the record date for the Special Meeting, there were 6,271,798 shares of common stock outstanding and entitled to be voted at the Special Meeting, approximately 81.0% of which were represented in person or by proxy at the Special Meeting.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting are as follows:

Charter Amendment Proposal

The stockholders approved the proposal to amend the Company’s Charter, to extend the date by which the Company has to consummate a business combination for an additional six months, from the Termination Date to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account an aggregate amount equal to $0.06 multiplied by the number of public shares of the Company that are not redeemed, for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,013,179	64,034	0	–

Item 7.01    Regulation FD Disclosure.

On November 6, 2024, the Company issued a press release regarding the status of its business combination with Water on Demand, Inc., a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K and the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the press release shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01.    Other Events.

In connection with the votes to approve the proposals above, the holders of 2,319,365 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.49 per share, for an aggregate redemption amount of approximately $26.6 million.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment No. 4 to the Amended and Restated Certificate of Incorporation of Fortune Rise Acquisition Corporation, dated November 4, 2024
99.1	Press Release dated November 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortune Rise Acquisition Corporation

Date: November 6, 2024	By:	/s/ Ryan Spick
	Name:	Ryan Spick
	Title:	Principal Executive Officer

4